                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                   ----------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)            November 16, 1998
                                                   -----------------------------


The Money Store Home Improvement Loan Backed Certificates, Series 1998_I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of The Money Store Home Improvement Loan Backed Certificates, Series 1998-I

                               TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/Minnesota Inc.
                       The Money Store/Kentucky Inc.
                       The Money Store/D.C. Inc.
                       -------------------------
             (Exact name of registrant as specified in its charter)


New Jersey                                                     Applied For
----------                                                     -----------


State or other             (Commission                       (IRS Employer
jurisdiction of            File Number)                        ID Number)
incorporation)             333-20817


2840 Morris Avenue, Union, New Jersey  07083
-------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                       (908) 686-2000
                                                           --------------

                                       n/a
-------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5                     Other Events
                           ------------


     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the November 16, 1998 Remittance Date.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.




                                             THE MONEY STORE INC.


                                             By: /s/ Harry Puglisi
                                             ---------------------------------
                                                     Harry Puglisi
                                                       Treasurer



           Dated:      11/30/98

                            SERVICER'S CERTIFICATE

    IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF AUGUST 31, 1998, THE MONEY STORE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO THE HOME IMPROVEMENT TRUST1998-I FOR THE
    NOVEMBER 10, 1998 DETERMINATION DATE.



1.  AGGREGATE AMOUNT RECEIVED                                    $4,888,489.69


    LESS: SERVICE FEE                                                41,100.33
          CONTINGENCY FEE                                            41,100.33
          OTHER SERVICER FEES (Late Charges/Escrow)                   8,361.79
          UNREIMBURSED MONTHLY ADVANCES                              70,256.90
                                                              -----------------

                                                                    160,819.35
    PLUS: MONTHLY ADVANCE - INCLUDING
          COMPENSATING INTEREST                                           0.00
          PRE-FUNDING ACCOUNT TRANSFER                                    0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                           0.00
                                                              -----------------

                                                                          0.00
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                               0.00

                                                               ----------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                             4,727,670.34
                                                               ================


2.  (A) CLASS AH PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                        152,019,273.07

    (B) CLASS MH-1 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                         16,750,000.00

    (C) CLASS MH-2 PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                         15,250,000.00

    (D) CLASS BH PRINCIPAL BALANCE AS REPORTED
         IN PRIOR SERVICER'S CERTIFICATE                         12,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS AH                                                     3,698,929.05
     CLASS MH-1                                                           0.00
     CLASS MH-2                                                           0.00
     CLASS BH                                                             0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                            3,698,929.05


4. THE AMOUNT ON DEPOSIT IN THE SPREAD ACCOUNT AND
   THE SUPPLEMENTAL ACCOUNT
    (A) BEFORE ALL DISTRIBUTIONS ARE MADE                                                   0.00
    (B) AFTER ALL DISTRIBUTIONS ARE MADE                                                    0.00

5. (A) POOL SUBORDINATED AMOUNT
                                                                                   10,300,000.00
   (B) POOL SPECIFIED SUBORDINATED AMOUNT

   (C) POOL AVAILABLE MAXIMUM SUBORDINATED AMOUNT                                  10,365,776.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                                          2,010,338.11
    # OF LOANS                                                                               121

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                                    285,197.27

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                                    429,127.47

9.  AMOUNT OF INTEREST RECEIVED                                                     2,140,978.21

10.  (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                                         0.00

     (B)  AMOUNT OF COMPENSATING INTEREST                                              68,983.34

11.  DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12.  AMOUNT OF REALIZED LOSSES DURING
     THE DUE PERIOD                                                                         0.00

13. CLASS AH REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                              767,337.89
      (B) PRINCIPAL DISTRIBUTION AMOUNT                           3,698,929.05

      TOTAL CLASS AH REMITTANCE AMOUNT                                              4,466,266.94

     CLASS MH-1 REMITTANCE AMOUNT:
      (A) CURRENT INTEREST REQUIREMENT                               88,716.78
      (B) PRINCIPAL DISTRIBUTION AMOUNT                                   0.00

      TOTAL CLASS MH-1 REMITTANCE AMOUNT                                               88,716.78

      CLASS MH-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                87,143.11
         (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00

         TOTAL CLASS MH-2 REMITTANCE AMOUNT                                 87,143.11

      CLASS BH REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT                82,264.02
         (B) PRINCIPAL DISTRIBUTION AMOUNT                    0.00

         TOTAL CLASS BH REMITTANCE AMOUNT                                   82,264.02

    AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT             1,025,461.80
         (B) PRINCIPAL DISTRIBUTION AMOUNT            3,698,929.05

         TOTAL REMITTANCE AMOUNT                                         4,724,390.85

    CLASS AH INTEREST CARRYFORWARD AMOUNT                                        0.00
    CLASS MH-I INTEREST CARRYFORWARD AMOUNT                                      0.00
    CLASS MH-2 INTEREST CARRYFORWARD AMOUNT                                      0.00
    CLASS BH INTEREST CARRYFORWARD AMOUNT                                        0.00

14. (A)  THE REIMBURSABLE AMOUNTS                                                0.00
    (B)  CLASS X REMITTANCE AMOUNT PAYABLE
         PURSUANT TO SECTION 6.08(d)(z)(xix)                                     0.00

15. (A)  CLASS AH PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                            148,320,344.02

    (B)  CLASS MH-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                             16,750,000.00

    (C)  CLASS MH-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                             15,250,000.00

     (D) CLASS BH PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                             12,750,000.00

     (E) TOTAL POOL PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                            193,070,344.02


16. (A) MONTHLY EXCESS SPREAD PERCENTAGE                                            100.00%

    (B) EXCESS SPREAD                                                          1,041,980.02

    (C) REMAINDER EXCESS SPREAD AMOUNT                                                 0.00

17. CUMULATIVE REALIZED LOSSES                                                         0.00

18. (A) WEIGHTED AVERAGE MATURITY                                                   228.708

    (B) WEIGHTED AVERAGE INTEREST RATE                                              13.033%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                  41,100.33

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                41,100.33

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT                              3,279.49

    (D) FHA PREMIUM ACCOUNT                                                       14,486.84

    (E) TRUST ADMINISTRATOR FEE                                                    2,396.18

    (F) FHA CUSTODIAN FEE                                                             82.63

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                                        0.00
           (B) SECTION 5.04 (c)                                                        0.00
           (C) SECTION 5.04 (d)(ii)                                                    0.00
           (D) SECTION 5.04 (e)                                                        0.00
           (E) SECTION 5.04 (f)(i)                                                82,200.66

21. CLASS AH POOL FACTOR (I-5):
    CURRENT CLASS AH PRINCIPAL BALANCE                      148,320,344.02       0.95536453
    ORIGINAL CLASS AH PRINCIPAL BALANCE                     155,250,000.00

    CLASS MH-1 POOL FACTOR (I-5):
    CURRENT CLASS MH-1 PRINCIPAL BALANCE                     16,750,000.00       1.00000000
    ORIGINAL CLASS MH-1 PRINCIPAL BALANCE                    16,750,000.00

    CLASS MH-2 POOL FACTOR (I-5):
    CURRENT CLASS MH-2 PRINCIPAL BALANCE                     15,250,000.00       1.00000000
    ORIGINAL CLASS MH-2 PRINCIPAL BALANCE                    15,250,000.00

    CLASS BH POOL FACTOR (I-5):
    CURRENT CLASS BH PRINCIPAL BALANCE                       12,750,000.00       1.00000000
    ORIGINAL CLASS BH PRINCIPAL BALANCE                      12,750,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                          193,070,344.02       0.96535172
    ORIGINAL POOL PRINCIPAL BALANCE                         200,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                                  13.033%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                                    14.583%

    (C) WEIGHTED AVERAGE CLASS AH, CLASS MH-1
        CLASS MH-2 AND CLASS BH
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                                  5.88646%

                                                                                        ---------------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                       09/30/98        10/31/98
                                                                                        ---------------------------
                                                                                          13.028%         13.033%

   23.  CLASS AH REMITTANCE RATE                                                                5.67859%
        CLASS MH-1 REMITTANCE RATE                                                              5.95859%
        CLASS MH-2 REMITTANCE RATE                                                              6.42859%
        CLASS BH REMITTANCE RATE                                                                7.25859%

        IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
        LIBOR PLUS MARGIN FOR CLASS AH
                                                     CLASS MH-1
                                                     CLASS MH-2
                                                     CLASS BH

   24.  LIBOR RATE                                                                              5.40859%

   25.  NET FUNDS CAP

   26.  (A) IF THE REMITTANCE RATE IS BASED ON NET FUNDS CAP
            AMOUNT OF SUPPLEMENTAL PAYMENT FOR CLASS AH                                             0.00
                                                     CLASS MH-1                                     0.00
                                                     CLASS MH-2                                     0.00
                                                     CLASS BH                                       0.00

        (B) CLASS AH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
            CLASS MH-1 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
            CLASS MH-2 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
            CLASS BH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER


   27.  (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
            INTEREST CARRYOVER FOR CLASS AH                                                         0.00
                                                     CLASS MH-1                                     0.00
                                                     CLASS MH-2                                     0.00
                                                     CLASS BH                                       0.00

        AGGREGATE DISTRIBUTION ALLOCABLE TO LIBOR INTEREST CARRYOVER AMOUNT                         0.00

        (B) CLASS AH LIBOR INTEREST CARRYOVER BALANCE                                               0.00
            CLASS MH-1 LIBOR INTEREST CARRYOVER BALANCE                                             0.00
            CLASS MH-2 LIBOR INTEREST CARRYOVER BALANCE                                             0.00
            CLASS BH LIBOR INTEREST CARRYOVER BALANCE                                               0.00

            AGGREGATE LIBOR INTEREST CARRYOVER BALANCE                                              0.00


28. IS TRIGGER EVENT IN EFFECT                                                                  NO

29.     CLASS A PERCENTAGE                                                                       100.00%
        CLASS MH-1 PERCENTAGE                                                                      0.00%
        CLASS MH-2 PERCENTAGE                                                                      0.00%
        CLASS BH PERCENTAGE                                                                        0.00%

30. (A) POOL AGGREGATE APPLIED REALIZED LOSS AMOUNT
        CLASS AH APPLIED REALIZED LOSS AMOUNT                                                       0.00
        CLASS MH-1 APPLIED REALIZED LOSS AMOUNT                                                     0.00
        CLASS MH-2 APPLIED REALIZED LOSS AMOUNT                                                     0.00
        CLASS BH APPLIED REALIZED LOSS AMOUNT                                                       0.00

    (B) POOL AGGREGATE REALIZED LOSS AMOUNT
        CLASS AH REALIZED LOSS AMOUNT                                                               0.00
        CLASS MH-1 REALIZED LOSS AMOUNT                                                             0.00
        CLASS MH-2 REALIZED LOSS AMOUNT                                                             0.00
        CLASS BH REALIZED LOSS AMOUNT                                                               0.00

    (C) POOL AGGREGATE UNPAID REALIZED LOSS AMOUNT
        CLASS AH UNPAID REALIZED LOSS AMOUNT                                                        0.00
        CLASS MH-2 UNPAID REALIZED LOSS AMOUNT                                                      0.00
        CLASS BH UNPAID REALIZED LOSS AMOUNT                                                        0.00

31. ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                                                       0.00

32. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
        FOR THE DUE PERIOD                                                                     14,486.84
    (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
        CERTIFICATE INSURER FROM THE FHA ACCOUNT PUSUANT TO 6.06(b)(i)                              0.00

33. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
     RECEIVED DURING THE DUE PERIOD                                                                 0.00

34. THE RESERVE AMOUNT FOR THE DUE PERIOD                                                  20,000,000.00

35. CLAIMS FILED DURING THE DUE PERIOD                                                              0.00

36. CLAIMS PAID DURING THE PERIOD                                                                   0.00

37. CLAIMS DENIED BY FHA DURING THE DUE PERIOD                                                      0.00

38. CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                             0.00

39. NUMBER OF ALL DEFAULTED MORTGAGE LOANS PURCHACHED DURING THE DUE PERIOD
    PRINCIPAL BALANCE OF ALL  DEFAULTED MORTGAGE LOANS PURCHACHED DURING THE DUE PERIOD
      CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                               0.00

                                    EXHIBIT O
                   REMIC DELINQUENCIES AS OF -OCTOBER 31, 1998

HOME            OUTSTANDING           #
IMPROVEMENT     DOLLARS               ACCOUNTS      RANGES                   AMOUNT               NO            PCT
1998-I          $195,579,479.22       10,120         1 TO 29 DAYS          19,053,666.50           1,018          9.74%
                                                    30 TO 59 DAYS           2,106,400.59             115          1.08%
                                                    60 TO 89 DAYS             780,142.42              45          0.40%
                                                    90 AND OVER               185,058.78              12          0.09%

                                                    FORECLOSURE                     0.00               0          0.00%
                                                    REO PROPERTY                    0.00               0          0.00%


                                                    TOTALS                $22,125,268.29           1,190         11.31%
                                                                      ==================================================

HOME IMPROVEMENT TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.



SUBCLAUSE       CLASS AH      CLASS MH-1         CLASS MH-2        CLASS BH
-------------------------------------------------------------------------------

(ii)               979.19         1,000.00          1,000.00          1,000.00

(vi)                12.95             0.00              0.00              0.00

(vii)                1.84             0.00              0.00              0.00

(viii)               2.76             0.00              0.00              0.00


(xiii)    (a)        4.94             5.30              5.71              6.45
          (b)       23.83             0.00              0.00              0.00
          (c)        0.00             0.00              0.00              0.00
          (d)        0.00             0.00              0.00              0.00


(xv)               955.36         1,000.00          1,000.00          1,000.00


(xxxv)               0.00             0.00              0.00              0.00